April 23, 2014 TCBI Q1 2014 Earnings Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange
Commission (SEC).

Opening Remarks & Financial Highlights
•
Growth in total loans producing foundation for strong growth in net revenue
•
High level of asset sensitivity increased with growth in loans and demand deposits
•
Business model focused on organic growth demonstrates ability to produce high returns on invested capital
•
Growth driven by improvement in market share with increased capacity resulting from success in recruiting and product extension

Core
Earnings
Power
Strong
Balanced
Growth
Credit
Quality
•
Exceptional growth in traditional LHI balances – record growth for seasonally weak Q1
•
Mortgage Finance (MF) increased market share with exceptional results
•
Continued growth in deposits, improving low-cost funding composition
•
Successful deployment of new capital with growth in loans exceeding the $281 million raised in anticipation of growth
•
Growth in deposits produced planned growth and improved asset sensitive position
•
Credit metrics remain strong
•
NCOs at 10 bps in Q1-2014
•
NPAs well below pre-crisis levels
•
High allowance coverage ratios
•
Provision primarily related to growth in core LHI

Revenue & Expense

•
Strong capacity for net revenue
•
Growth in total loans at spreads above 4.20%
•
Decreased from Q4-2013 due to reduced days and
subordinated debt cost
•
Increased 9% from Q1-2013 before adjustments
•
High returns maintained
•
Difference in days and debt expense – $4.1
million
•
Q1-2014 expenses include seasonal increase in
FICA and related employment expense of $2.5
million from Q4-2013
•
Increase of $900,000 in FDIC assessment with
increased rates for over $10 billion
•
Continued build-out expense related to
recruiting in Q4-2013 and Q1-2014, product
extension and support costs associated with
growth
•
Adjusting for effects of Q1 variables, achieved
improvement in operating leverage with
decrease in efficiency ratio from Q4-2013
•
Provision represents net interest income
contribution of loan growth for 3+ months
Revenue & Expense Trends Revenue & Expense Highlights
0
100,000
200,000
300,000
400,000
500,000
2009 2010 2011 2012 2013 2014 Q1-
Non-interest Income
Net Interest Income
Non-interest Expense
Operating Revenue CAGR: 19%
Net Interest Income CAGR: 20%
Non-interest Income CAGR: 9%
Non-interest Expense CAGR: 16%
Net Income CAGR: 43%

Q2-2012
Q3-2012
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014

TEXAS CAPITAL BANCSHARES, INC.

Net Interest Income & Margin

• Net interest income, before
change in days and sub-debt
expense above Q4-2013 and Q1-
2013
• Yields on traditional LHI down
modestly with strong growth
• Lower MF yields due to
relationship pricing offset benefit
to NIM from change in
composition
• Core funding costs - deposits and
borrowed funds - stable at 17 bps
after increase in liquidity balances
• Cost of subordinated debt had
impact of 6 bps in Q1-2014
• Cost of additional liquidity
approximately 5 bps in Q1-2014
• Fee collection on NPLs created
swing of 4 bps from Q4-2013
Net Interest Income & Margin Trends NIM Highlights
0.0
20.0
40.0
60.0
80.0
100.0
120.0
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
Net Interest income ($MM)
Net Interest Margin (%)
Earning Asset Yield (%)
Total Loan Spread (%)

Analysis of Net Interest Income & Profitability

NII ($MM) NIM (%)
$111.6 Q4-2013 4.21%
(1.6) Subordinated note interest (0.06)
(1.1) Decline in loan fee (0.04)
0.0 Increase in liquidity (0.05)
(1.1) Decrease in MF loan yields (0.04)
(0.6) Decrease in LHI net loan yields (0.02)
0.6 Mix shift from MF to LHI 0.02
(2.5) Reduced day count in Q1 -
3.7 Growth (at Q4 margin) -
(0.6) Other (0.03)
108.4 Q1-2014 3.99%
Pre-tax
Income EPS ROA ROE
Efficiency
Ratio
Q1-2014 Reported $44,350 $0.60 1.01% 10.2% 58.4%
Effect of significant items
- Common stock offering - 0.02 - 0.75% -
- Reduced day count in Q1 2,518 0.04 0.06% 0.64% (1.2%)
- Subordinated note interest
(1)
1,600 0.02 0.04% 0.40% (0.8%)
- FICA & Other 2,471 0.04 0.06% 0.62% (1.9%)
- FDIC insurance assessment 934 0.01 0.02% 0.24% (0.8%)
(1) Sub debt only outstanding for two months of Q1-2014

Performance Summary

(in thousands) Q1 2014 Q4 2013 Q3 2013 Q2 2013 Q1 2013
Net interest income $  108,315 $  111,475 $  108,776 $  101,220 $   98,042
Non-interest income 10,356 11,184 10,431 11,128 11,281
Net revenue 118,671 122,659 119,207 112,348 109,323
Provision for credit losses 5,000 5,000 5,000 7,000 2,000
OREO valuation and write-down expense
-
466
-
382 71
Total provision  and OREO valuation 5,000 5,466 5,000 7,382 2,071
Non-interest expense 69,321 69,825 62,009 68,352 55,629
Income before income taxes 44,350 47,368 52,198 36,614 51,623
Income tax expense 16,089 17,012 18,724 12,542 18,479
Net income 28,261 30,356 33,474 24,072 33,144
Preferred stock dividends 2,438 2,438 2,437 2,438 81
Net income available to common shareholders $   25,823 $   27,918 $   31,037 $   21,634 $   33,063
Diluted EPS $         .60 $         .67 $         .74 $         .52 $         .80
Net interest margin 3.99% 4.21% 4.21% 4.19% 4.27%
ROA 1.01% 1.10% 1.25% 0.95% 1.38%
ROE 10.20% 11.94% 13.74% 9.94% 15.82%
Efficiency
(1)
58.4% 56.9% 52.0% 60.8% 50.9%
(1)  Excludes OREO valuation charge

Loan & Deposit Growth

•
Broad-based growth in average traditional LHI (excluding MF) – Growth of $575 million (7%) from Q4-2013 and $1.9 billion
(27%) from Q1-2013. Period-end balance $210.1million higher than Q1-2014 average balance and 29% above Q1-
2013. Quarter-end balance is 20% above average for all of 2013.
•
MF performance exceeded industry trends with decrease of 9% from Q4-2013. Maintained average MF balances over $2.0 billion for Q1-2014.
•
Average DDA increased 3% from Q4-2013 and 34% from Q1-2013; total average deposits increased 3% from Q4-2013 and
26% from Q1-2013
•
Total deposit growth from Q1-2013 of $2 billion compared to total loan growth of $1.5 billion as planned for liquidity build and reduction in borrowed funds.
Growth Highlights
Balance Trends
Total Loan Composition
($11.6 Billion at 3/31/14)
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012 2013 2014
Demand Deposits Interest Bearing Deposits Loans HFI
Demand Deposit CAGR: 37%
Total Deposit CAGR: 22%
Loans Held for Investment CAGR: 18%
Business
Assets
31%
Energy
8%
Highly
Liquid
Assets
2%
Mortgage
Finance
23%
Other Assets
3%
Comml. R/E
Mkt. Risk
18%
Residential
R/E Mkt.
Risk
8%
Owner
Occupied
R/E
5%
Unsecured
2%

Asset Quality

•
Total credit cost of $5.0 million for Q1-2014, compared
to $5.4 million in Q4-2013 and $2.1 million in Q1-2013
•
Provision of $5.0 million for Q1-2014 compared to $5.0
million for Q4-2013 and $2.0 million in Q1-2013
•
NCOs $2.1 million, or 10 bps in Q1-2014 compared to 6
bps in Q4-2013 and 7 bps in Q1-2013
•
No OREO valuation charge in Q1-2014 compared to
$466,000 in Q4-2013 and $71,000 in Q1-2013
Asset Quality Highlights
Non-accrual loans Q1-2014
Commercial
$         26,834
Construction –
Real estate 16,329
Consumer
8
Equipment leases 42
Total non-accrual loans 43,213
Non-accrual loans as % of loans
excluding MF
.48%
Non-accrual loans as % of total
loans
.37%
OREO 2,420
Total Non-accruals + OREO
$         45,633
Non-accrual loans + OREO as %
of loans excluding MF + OREO
.51%
Reserve to non-accrual loans
2.1x
NCO / Average Traditional LHI
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2010 2011 2012 2013 2014
1.14%
0.58%
0.10%
0.07%
0.10%

EPS Growth

2009^
2010
2011
2012 2013
YTD
3/31/2014
^Excludes $.15 effect of preferred TARP dividend during
2009. Reported EPS was $0.56.
EPS Growth
(5-yr CAGR of 27%)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$0.71
$1.00
$1.99
$3.01
$2.72
$0.60

Closing Comments
•
Success of organic growth model demonstrated with strong growth in loans and deposits
•
Solid core earnings power and strong asset growth expected to continue in
2014 and beyond
•
New capital deployed and generating favorable returns with strong growth in loans and deposits
•
Talent acquisition continued in Q1-2014; outlook for 2014 remains favorable
•
Asset sensitivity increased; now better positioned to take advantage of increases in short-term rates
•
Excellent credit quality position maintained with Q1-2014 provision related to growth
•
Mortgage Finance clearly exceeding industry trends with improved market position

Q&A 12

Appendix 13

Average Balances, Yields & Rates - Quarterly

(in thousands) Q1 2014 Q4 2013 Q1 2013
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $      57,581 4.18% $         65,067 4.25% $       93,394 4.57%
Fed funds sold & liquidity investments 304,042 .27% 158,594 .21% 103,503 .23%
Loans held for investment, mortgage finance 2,027,264 3.36% 2,238,730 3.59% 2,362,646 3.89%
Loans held for investment 8,717,969 4.61% 8,142,569 4.73% 6,842,766 4.77%
Total loans, net of reserve 10,657,547 4.41% 10,297,290 4.52% 9,130,970 4.58%
Total earning assets 11,019,170 4.29% 10,520,951 4.45% 9,327,867 4.53%
Total assets $11,401,368 $10,899,266 $ 9,729,559
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  6,105,214 .27% $  5,887,252 .26% $ 4,988,788 .26%
Other borrowings 293,012 .24% 314,018 .20% 1,041,573 .17%
Subordinated notes 227,667 6.20% 111,000 6.58% 111,000 6.68%
Long-term debt 113,406 2.20% 113,406 2.21% 113,406 2.27%
Total interest bearing liabilities 6,739,299 .50% 6,425,676 .40% 6,254,767 .40%
Demand deposits 3,381,501 3,289,307 2,529,927
Stockholders’ equity 1,177,054 1,077,822 854,327
Total liabilities and stockholders’ equity $11,401,368 .30% $10,899,266 .24% $ 9,729,559 .26%
Net interest margin 3.99% 4.21% 4.27%
Total deposits and borrowed funds $ 9,779,727 .17% $ 9,490,577 .17% $ 8,560,288 .17%
Loan spread 4.24% 4.35% 4.41%

Average Balance Sheet - Quarterly

(in thousands) QTD Average
Q1/Q4%
Change
YOY %
Change Q1 2014 Q4 2013 Q1 2013
Total assets
$11,401,368 $10,899,266 $9,729,559 5% 17%
Loans held for investment
8,717,969 8,142,569 6,842,766 7% 27%
Loans held for investment, mortgage
finance 2,027,264 2,238,730 2,362,646 (9)% (14)%
Total loans 10,745,233 10,381,299 9,205,412 4% 17%
Securities 57,581 65,067 93,394 (12)% (38)%
Demand deposits 3,381,501 3,289,307 2,529,927 3% 34%
Total deposits 9,486,715 9,176,559 7,518,715 3% 26%
Stockholders’ equity 1,177,054 1,077,822 854,327 9% 38%

Ending Balance Sheet - Quarterly

(in thousands) Period End
Q1/Q4%
Change
YOY %
Change Q1 2014 Q4 2013 Q1 2013
Total assets $12,143,296 $11,714,397 $10,020,565 4% 21%
Loans held for investment 8,928,033 8,486,309 6,920,011 5% 29%
Loans held for investment, mortgage
finance 2,688,044 2,784,265 2,577,830 (3)% 4%
Total loans 11,616,077 11,270,574 9,497,841 3% 22%
Securities 52,960 63,214 87,527 (16)% (39)%
Demand deposits 3,451,294 3,347,567 2,628,446 3% 31%
Total deposits 9,729,128 9,257,379 7,745,831 5% 26%
Stockholders’ equity 1,230,131 1,096,350 1,013,195 12% 21%